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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported): February 20, 2004


            CWABS, INC., (as depositor under the Sale and Servicing Agreement, dated as of February 20, 2004, relating to the
                Revolving Home Equity Loan Asset Backed Notes,
                                Series 2004-A.

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-109272              95-4596514
          --------                     ----------              ----------
       (State or Other          (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)



     4500 Park Granada
     Calabasas, California                                       91302
     ---------------------                                      -------
     (Address of Principal Executive Officers)                 (Zip Code)



       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------

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Item 5.  Other Events.
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Filing of Certain Materials
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     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its, Revolving Home Equity Loan Asset Backed Notes, Series 2004-A (the "Notes").

     The audited financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002 that are included in the Form 8-K have been audited by KPMG LLP and are attached hereto as Exhibit 99.1. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to the reference to KPMG LLP as experts in the Prospectus Supplement is attached hereto as Exhibit 23.1.

     The unaudited financial statements of FGIC as of September 30, 2003 and for the three and nine months ended September 30, 2003 and September 30, 2002 are attached hereto as Exhibit 99.2

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      Item 7.  Financial Statements, Pro Forma Financial

    Information and Exhibits.
    ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

             23.1       Consent of KPMG LLP

             99.1 Financial statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002

             99.2 Unaudited financial statements of FGIC as of September 30, 2003 and for the three and nine months ended September 30, 2003 and September 30, 2002


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.



                                    By:  /s/ Celia Coulter
                                         --------------------------------
                                         Name:  Celia Coulter
                                         Title:  Vice President



Dated:  February 20, 2004


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Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

23.1      Consent of KPMG LLP

99.1 Financial statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002

99.2 Unaudited financial statements of FGIC as of September 30, 2003 and for the three and nine months ended September 30, 2003 and September 30, 2002